SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securitites Exchange Act of 1934


Date of Report
(Date of earliest event reported):             December 30, 1993


                                   SEQUA CORPORATION
                  (Exact name of registrant as specified in charter)



                                       Delaware
                    (State or other jurisdiction of incorporation)


          1-804                           13-1885030
(Commission File Number)               (IRS Employer Identification No.)


200 Park Avenue, New York, New York            10166
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (212) 986-5500














                                  Page 1 of 115 pages
                           Exhibit Index appears on Page 11

Item 2.      Acquisitions and Dispositions of Assets.

On December 30, 1993, Sequa Corporation and certain of its subsidiaries and affiliates (collectively "Sequa") entered into a Stock Purchase Agreement ("Stock Purchase Agreement") pursuant to which Sequa sold all of the issued and outstanding capital stock of ARC Professional Services Group, Inc., Atlantic Research Corporation UK Limited, Atlantic Research Canada Inc. and ARC Interoperability Systems International, S.A. (collectively "ARC PSG") to Computer Sciences Corporation and certain of its subsidiaries and affiliates (collectively "CSC"). In this transaction, Sequa received $59.9 million in cash (subject to final cash settlement adjustments) and CSC assumed $4.6 million of ARC PSG's debt. Proceeds from the sale, together with cash on hand, were used to repay debt and to purchase the 7% minority interest in Atlantic Research Corporation ("ARC").

ARC PSG employed approximately 2,000 employees in the United States, Canada, United Kingdom and Greece. Engaged in information technology and technical services for both the governmental and civil sectors, ARC PSG had in excess of 240 government contracts and generated revenues in excess of $160 million during 1993.




























                                        Page 2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)    Unaudited pro forma financial information of Sequa
       Corporation reflecting the sale of ARC PSG

The unaudited Pro Forma Consolidated Balance Sheet at September 30, 1993 and unaudited Pro Forma Statements of Consolidated Income for the nine months ended September 30, 1993 and the year ended December 31, 1992 give effect to the sale of ARC PSG and other directly related transactions, based upon the assumptions set forth below and in the notes to such statements. The pro forma financial information assumes that the transactions for which pro forma effects are shown were completed September 30, 1993 for the Pro Forma Consolidated Balance Sheet, and January 1 of each period presented for the Pro Forma Statements of Consolidated Income. The Pro Forma Consolidated Balance Sheet at September 30, 1993 includes a $10.2 million after-tax gain on the sale of ARC PSG and a $2.1 million after-tax extraordinary loss on the extinguishment of debt which was repaid with the proceeds from the sale. These two pro forma adjustments have not been made to the Pro Forma Statements of Consolidated Income as they will not have a continuing impact on Sequa's results of operations.

The pro forma adjustments are based on presently available information. Sequa's final accounting for the disposition of ARC PSG is still under review by management and will be finalized prior to the filing of Sequa's Annual Report on Form 10-K for the year ended December 31, 1993. The pro forma adjustments relating to the disposition of ARC PSG are based on a preliminary purchase price which is subject to final cash settlement adjustments within 30 days of the December 30, 1993 closing date. Accordingly, Sequa's actual recording of the disposition of ARC PSG may differ from the pro forma financial information. The unaudited pro forma financial information has been included as required by the rules of the Securities and Exchange Commission and is provided for comparative purposes only. The pro forma information presented does not purport to be indicative of the results that may be obtained in the future.












                                        Page 3

                                   SEQUA CORPORATION AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED BALANCE SHEET
                                           SEPTEMBER 30, 1993
                                         (Amounts in thousands)
                                               (Unaudited)
                                                            Pro Forma Adjustments               Sequa
                                                Sequa       Sale of            Other             Pro
                                             Historical     ARC PSG         Adjustments         Forma



CURRENT ASSETS
  Cash and cash equivalents                    $  17,629    $  59,926  (A)    $ (52,773) (F)    $  8,399
                                                                                (16,383) (G)
  Accounts and notes receivable                  204,940      (23,225) (B)         -             181,715
  Unbilled receivables                            78,108      (24,134) (B)         -              53,974
  Inventories                                    297,725         -                 -             297,725
  Other current assets                            51,320       (1,073) (B)         -              50,247
     Total current assets                        649,722       11,494           (69,156)         592,060

INVESTMENTS
  Net assets of discontinued
     operations                                  190,317         -                 -             190,317
  Non-current receivables and
     other investments                            45,081         (413) (B)         -              44,668
                                                 235,398         (413)             -             234,985

PROPERTY, PLANT AND EQUIPMENT                    591,386      (14,094) (B)         -             577,292

OTHER ASSETS
  Goodwill                                       354,377       (2,818) (B)      (13,008) (G)     338,551
  Deferred charges                                18,018         -                 (483) (F)      17,535
                                                 372,395       (2,818)          (13,491)         356,086

TOTAL ASSETS                                  $1,848,901    $  (5,831)        $ (82,647)      $1,760,423

CURRENT LIABILITIES
  Current maturities of debt                     128,886         (175) (B)         -             128,711
  Accounts payable                               123,101       (4,155) (B)         -             118,946
  Taxes on income                                 23,844         -                 -              23,844
  Accrued expenses                               217,188      (11,841) (B)         -             207,847
                                                                2,500  (D)

     Total current liabilities                   493,019      (13,671)             -             479,348

LONG-TERM DEBT                                   540,875       (4,423) (B)      (50,000) (F)     486,452

OTHER LONG-TERM LIABILITIES
  Deferred taxes on income                        21,224        2,979  (E)       (1,140) (F)      23,063
  Other long term liabilities                    195,493         (965) (B)      (29,391) (G)     165,137
                                                 216,717        2,014           (30,531)         188,200

SHAREHOLDERS' EQUITY
  Preferred and common stock                      11,712         -                 -              11,712
  Capital in excess of par value                 295,806         -                 -             295,806
  Cumulative translation adjustment              (13,785)        -                 -             (13,785)
  Retained Earnings                              403,172       10,249  (C)       (2,116) (F)     411,305
                                                 696,905       10,249            (2,116)         705,038
  Less: Cost of treasury stock                   (98,615)        -                 -             (98,615)
     TOTAL SHAREHOLDERS' EQUITY                  598,290       10,249            (2,116)         606,423

TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                     $1,848,901    $  (5,831)         $(82,647)      $1,760,423


                                   SEQUA CORPORATION AND SUBSIDIARIES
                               PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  NINE MONTHS ENDED SEPTEMBER 30, 1993
                              (Amounts in thousands, except per share data)
                                               (Unaudited)
                                                           Pro Forma Adjustments
                                                                                                Sequa
                                             Sequa         Sale of           Other               Pro
                                           Historical      ARC PSG        Adjustments           Forma


SALES AND REVENUES                            $1,246,834    $(122,733)      $    -            $1,124,101

COSTS AND EXPENSES
  Cost of sales and revenues                   1,021,112     (106,818)           -               914,294
  Selling, general and
     administrative                              190,009       (8,251)           (285) (H)       181,473
  Restructuring charges                           26,640         -               -                26,640
                                               1,237,761     (115,069)           (285)         1,122,407

OPERATING INCOME                                   9,073       (7,664)            285              1,694

OTHER INCOME (EXPENSE)
  Interest expense                               (50,555)         444           3,938  (I)       (46,173)
  Interest income                                  1,781         (292)           (207) (J)         1,282
  Other, net                                     (14,119)        -              1,278  (K)       (12,841)

LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                            (53,820)      (7,512)          5,294            (56,038)

  Income tax benefit                               8,600        2,907          (1,308) (L)        10,199

NET LOSS FROM CONTINUING
  OPERATIONS                                     (45,220)    $ (4,605)      $   3,986            (45,839)

  Preferred dividend requirement                  (2,373)                                         (2,373)

NET LOSS FROM CONTINUING
  OPERATIONS APPLICABLE TO
  COMMON STOCK                                $  (47,593)                                       $(48,212)

Weighted average common shares
  outstanding                                      9,655                                           9,655

LOSS PER SHARE FROM CONTINUING
  OPERATIONS:

  Historical                     $ (4.93)

  Pro forma                                                            $ (4.99)

                                                 Page 5

                                   SEQUA CORPORATION AND SUBSIDIARIES
                               PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                      YEAR ENDED DECEMBER 31, 1992
                              (Amounts in thousands, except per share data)
                                               (Unaudited)
                                                           Pro Forma Adjustments
                                                                                                Sequa
                                             Sequa         Sale of            Other              Pro
                                           Historical      ARC PSG         Adjustments          Forma

SALES AND REVENUES                            $1,868,341    $(157,979)      $    -            $1,710,362

COSTS AND EXPENSES
  Cost of sales and revenues                   1,480,412     (136,709)           -             1,343,703
  Selling, general and
     administrative                              263,325      (11,992)           (380) (H)       250,953

                                               1,743,737     (148,701)           (380)         1,594,656

OPERATING INCOME                                 124,604       (9,278)            380            115,706

OTHER INCOME (EXPENSE)
  Interest expense                               (73,125)         619           5,250  (I)       (67,256)
  Interest income                                  4,137         (360)           (277) (J)         3,500
  Other, net                                     (11,816)         (21)          1,704  (K)       (10,133)

INCOME FROM CONTINUING
  OPERATIONS BEFORE INCOME
  TAXES                                           43,800       (9,040)          7,057             41,817

  Income tax provision                           (25,900)       3,100          (1,691) (L)       (24,491)

NET INCOME FROM CONTINUING
  OPERATIONS                                      17,900     $ (5,940)      $   5,366             17,326

  Preferred dividend requirement                  (3,168)                                         (3,168)

NET INCOME FROM CONTINUING
  OPERATIONS APPLICABLE TO
  COMMON SHARES                               $   14,732                                        $ 14,158

Weighted Average common shares
  outstanding                                      9,620                                           9,620

EARNINGS PER SHARE FROM
  CONTINUING OPERATIONS:

  Historical                     $  1.53

  Pro forma                                                            $  1.47

                                                 Page 6

                        NOTES TO PRO FORMA FINANCIAL STATEMENTS

Pro Forma Balance Sheet Adjustments:
  (A) Preliminary cash proceeds from the sale of ARC PSG. The purchase price is subject to final cash settlement adjustments within 30 days of the December 30, 1993 closing date.

  (B)   ARC PSG net assets sold.

  (C) Preliminary after-tax gain on sale of ARC PSG calculated as follows:

           Preliminary cash proceeds                                    $ 59,926
           Book value of net assets sold                                 (44,198)
           Estimated transaction costs                                    (2,500)
           Estimated pre-tax gain on sale                                 13,228

              Tax provision                                               (2,979)

           Estimated after-tax gain on sale                             $ 10,249

  (D) Estimated accrued transaction costs related to the sale of ARC PSG.

  (E) The tax effect of the sale of ARC PSG which will reduce the deferred tax asset related to the net operating loss carryforward.

  (F) In-substance defeasance of $50,000 principal amount of senior subordinated notes and related extraordinary loss on extinguishment of debt:

           Principal amount defeased                                    $ 50,000
           Call premium of 4.667%                                          2,334
           Interest during 30-day call period                                439
           Cash deposited in trust for defeasance                       $ 52,773

           Extraordinary loss on redemption:
           Call premium of 4.667%                                          2,334
           Interest during 30-day call period                                439
           Unamortized debt issuance cost                                    483
           Pre-tax extraordinary loss                                      3,256
              Tax benefit @ 35%                                           (1,140)
           After-tax extraordinary loss                                 $  2,116

  (G) As a result of the sale of ARC PSG, Sequa was given an "Adverse Event Offer Notice" by ARC's minority interest shareholder and Sequa was contractually required to purchase the 7% minority interest in January 1994.

           Book value of 7% minority interest in ARC                   $ 29,391
           Purchase Price                                               (16,383)
           Reduction of ARC goodwill                                   $ 13,008

Pro Forma Income Statement Adjustments

  (H) Reduction of goodwill amortization resulting from the purchase of ARC's minority interest. See pro forma adjustment (G).

  (I) Reduction of interest expense at 10.5% on $50,000 principal amount of senior subordinated debt which was repaid with the ARC PSG sale proceeds. See adjustment pro forma (F).

  (J) Reduction in interest income at 3% for the net use of cash resulting from pro forma adjustments (A), (F) and (G).

  (K) Reversal of minority interest in ARC. See pro forma adjustment (G).

  (L) Tax effect on pro forma adjustments (I) and (J). No taxes have been provided for pro forma adjustments (H) and (K) due to the non-deductibility of goodwill amortization and minority interest charges.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (C)  Exhibits

           10.1 Stock Purchase Agreement, dated December 30, 1993, pursuant to which Sequa sold ARC PSG to CSC.










                                        Page 9

                                      SIGNATURES





         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SEQUA CORPORATION





                                 By:/s/ William P. Ksiazek
                                    William P. Ksiazek
                                    Vice President and Controller


Dated:  January 14, 1994

                                     EXHIBIT INDEX



Exhibit Number                   Exhibit  Page

   10.1               Stock Purchase Agreement, dated
                      December 30, 1993, pursuant to
                      which Sequa sold ARC PSG to CSC.
















                                        Page 11
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